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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 25, 2001


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-7882                   94-1692300
         ---------                      ------                   ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                                   94088-3453
----------------------------------------                         ----------
(address of principal executive offices)                         (Zip Code)


Registrant's telephone number,
   including area code:                                          (408) 732-2400
                                                                 --------------

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Item 5.  Other Events.
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           On September 25, 2001, Advanced Micro Devices, Inc. (the "Company")
announced it will close Fabs 14 and 15, two semiconductor wafer facilities
(fabs) in Austin, Texas that primarily serve AMD's foundry operations. AMD will also reduce and restructure other manufacturing activities as well as administrative support associated with these facilities. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)     Exhibits

        Number                           Exhibit
        ------                           -------

        99.1        Press release dated September 25, 2001.

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED MICRO DEVICES, INC.



Date: October 3, 2001                  By: /s/ Robert J. Rivet
                                          --------------------------------------
                                          Robert J. Rivet
                                          Senior Vice President, Chief Financial
                                          Officer

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                                  Exhibit Index
                                  -------------

     Number            Exhibit
     ------            -------

     99.1       Press release dated September 25, 2001.

                                        4